UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2026

Entergy New Orleans, LLC

(Exact name of registrant as specified in its charter)

Texas	1-35747	82-2212934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 670-3702

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 27, 2026, Entergy New Orleans, LLC (the “Company”) issued and sold (i) $35,000,000 aggregate principal amount of its First Mortgage Bonds, 5.91% Series due June 1, 2036 (the “Bonds of the Thirty-second Series”) and (ii) $55,000,000 aggregate principal amount of its First Mortgage Bonds, 6.65% Series due June 1, 2056 (the “Bonds of the Thirty-third Series” and, together with the Bonds of the Thirty-second Series, the “Bonds”), to certain institutional investors pursuant to a Bond Purchase Agreement in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Bonds were issued pursuant to the Mortgage and Deed of Trust, dated as of May 1, 1987, from the Company to The Bank of New York Mellon, as trustee, as amended and supplemented (the “Mortgage”), including by the Twenty-sixth Supplemental Indenture dated as of May 1, 2026 (the “Supplemental Indenture”). The Bonds of the Thirty-second Series bear interest at the rate of 5.91 percent per annum, payable semi-annually on June 1 and December 1 each year, commencing December 1, 2026, and mature on June 1, 2036. The Bonds of the Thirty-second Series are subject to redemption prior to maturity at the option of the Company, in whole or in part, at a redemption price equal to the principal amount thereof plus a “make-whole” premium and plus accrued interest, until March 1, 2036, and on and after that date, at 100% of the principal amount thereof plus accrued interest. The Bonds of the Thirty-third Series bear interest at the rate of 6.65 percent per annum, payable semi-annually on June 1 and December 1 each year, commencing December 1, 2026, and mature on June 1, 2056. The Bonds of the Thirty-third Series are subject to redemption prior to maturity at the option of the Company, in whole or in part, at a redemption price equal to the principal amount thereof plus a “make-whole” premium and plus accrued interest, until December 1, 2055, and on and after that date, at 100% of the principal amount thereof plus accrued interest.

The descriptions set forth above are qualified in their entirety by reference to the Supplemental Indenture filed as Exhibit 4(a) to this Current Report on Form 8-K and to the Mortgage filed as Exhibit 4(f)1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4(a)	Twenty-sixth Supplemental Indenture dated as of May 1, 2026 to the Company’s Mortgage and Deed of Trust dated as of May 1, 1987, establishing the terms of the Bonds.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy New Orleans, LLC
(Registrant)
Date: May 27, 2026

/s/ Barrett E. Green
(Signature) Barrett E. Green Vice President and Treasurer